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                        SECURITIES AND EXCHANGE COMMISION
                               WASHINGTON DC 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                          Date of Report: April 6, 2004
                        (Date of earliest event reported)


                      INTREPID TECHNOLOGY & RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Idaho                       000-30065                   82-0230842
         -----                       ---------                   ----------
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                             Identification #


                 501 Broadway Suite 200 Idaho Falls, Idaho 83402
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            (Address and Zip Code of the Principal Executive Offices)
        Registrant's telephone number including area code: (208) 529-5337


                      FKA: IRON MASK MINING COMPANY, INC.


                   656 Cedera Street, Ponderay, Idaho 83852.
        -----------------------------------------------------------------
                            (Former Name and Address)


                                 (208) 529-5337
        -----------------------------------------------------------------
               (Registrants telephone number, including area code)


 Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934
     during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.
                                 YES [X] NO [ ]


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ITEM 5. OTHER EVENTS.

On February 19, 2004 the Company filed a report on Form 10-KSB/A to amend the June 30, 2003 year- end report on Form 10-KSB. The amendment was made to reflect the correct accounting acquiror for the merger between Intrepid Engineering Services, Inc., an Idaho corporation ("IES"), Western Technology and Management, Inc., an Idaho corporation ("WTM"), and Iron Mask Mining Company ("IMKG") on March 25, 2002.

The above-mentioned amendment for the merger restated the financial position of the Company with certain accounting changes for this capital transaction. The Company eliminated from the balance sheet all value(s) associated with the Garnett and Copper Cliff properties in Montana in the amount of $3,273,456. The U.S. Securities and Exchange Commission reviewed this amendment and found that the value of the mineral rights should also have been reflected as a charge or expense to the Company's Statement of Operations applying the accounting rules of FASB 121 Impairment of Long-Lived Assets. The resultant outcome of this accounting will be a restatement of the year ended June 30, 2002, Statement of Operations increasing the loss by net amount of $3,273,456 and correspondingly increasing the deficit in retained earnings by $3,273,456.

The Company is currently in the process of applying FASB 121 Impairment of Long-Lived Assets to the value of the mineral rights and will file amendments to the comparative financial statements for the years ended June 30, 2002 and June 30, 2003, and the subsequent two quarters ended September 30, and December 31, 2003.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    INTREPID TECHNOLOGY & RESOURCES, INC.
                                                 (Registrant)


Date:  April 6, 2004                By:  /s/ Dr. Dennis D. Keiser,
                                       --------------------------------------
                                    Chief Executive Officer & President


Date:  April 6, 2004                By:  /s/ Dr. Jacob D. Dustin,
                                       --------------------------------------
                                    Vice President, Secretary, and Treasurer